Form 8-K/A
                 SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                 AMENDMENT TO APPLICATION OR REPORT
           Filed Pursuant to Section 12, 13 or 15(d) of
               THE SECURITIES EXCHANGE ACT OF 1934

                 United Dominion Realty Trust, Inc.
        (Exact name of registrant as specified in its charter)

                           AMENDMENT NO. 2

     The undersigned registrant hereby amends its Current Report on Form 8-K dated October 14, 1994 by updating the Consents of Independent Auditors contained in ITEM 7, Exhibit 23. An open Registration Statement Form S-3 No. 33-55159 was inadvertantly omitted from the Consents of Independent Auditors.







                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   UNITED DOMINION REALTY TRUST, INC.
                                            (Registrant)



                                   /s/ Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date:  January 17, 1995

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated November 10, 1994, with respect to the statement of rental operations of Copperfield Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.




[sig]
L.P. Martin & Company, P.C.
Certified Public Accountants
December 19, 1994

CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 2, 1994, with respect to the statement of rental operations of Mediterranean Village Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.




[SIG]
L.P. Martin & Company, P.C.
Certified Public Accountants
December 19, 1994

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
United Dominion Realty Trust, Inc.


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Covington Crossing Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.








[sig]
L.P. Martin & Company, P.C.
Certified Public Accountants
December 19, 1994

CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Hunters Trace Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.








[sig]
L.P. Martin & Company, P.C.
Certified Public Accountants
December 19, 1994

CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Briar Club Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



[sig]
L.P. Martin & Company, P.C.

Certified Public Accountants

December 19, 1994